UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2007

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of Registrant as specified in charter)

       Delaware

          000-30368

22-3489463

(State of Incorporation)    Commission File No.  (I.R.S. Employer ID Number)

4058 Histead Way, Evergreen, Colorado 80439

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number (303) 670-7378

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Item 7.01  Regulation FD Disclosure.

On January 3, 2007, the Company intends to issue the Press Release regarding the continuation of drilling operations on its Bruner property located in Nye County, Nevada, a copy of which is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and  Exhibits.

Exhibit Number

Description

99.1

Press Release dated January _, 2007

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Ventures, Inc.

/s/ Steven Davis

January 3, 2007

Steven Davis

President

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